Exhibit 10.33
                Lease Termination Agreement - Centre 1000 Limited

THIS LEASE TERMINATION AGREEMENT is made as of the 1st day of October 1999, by and between CENTRE 1000 LIMITED PARTNERSHIP, herein called "Landlord", and CARNEGIE INTERNATIONAL CORPORATION, herein called "Tenant".

By Agreement dated February 8, 1997, herein the "Lease", Landlord leased to Tenant premises known as Suite 9 in the building located at 11419 Cronridge Drive, Owings Mills, Maryland, The parties desire to terminate their relationship and the Lease as herein set forth.

NOW, WHEREFORE, for and in consideration of the mutual covenants contained herein, the parties agree as follows:

1. The Lease shall be and is hereby terminated and the term thereof is brought to an end as of the date hereof, with the same force and effect as if the term thereof was, by its terms, fixed to expire on the date hereof, and not as otherwise provided in the Lease,

2. Tenant has surrendered possession of the leased premises to Landlord and warrants that it has not done or suffered to be done any act, matter or thing whatsoever to encumber the leased premises,

3. The parties agree that each has performed all of its obligations under the Lease and that neither has any further liability or obligation, financial or otherwise, to the other with respect to the Lease or the leased premises.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, this Termination Agreement has been duly executed by the parties under their respective seals as of the clay and year first above written.

WITNESS:                                    LANDLORD:
                                            CENTRE 1000 LIMITED PARTNERSHIP

                                            By/s/ Jean R. Feinglass     ( SEAL)
                                            -----------------------
                                            Name:  Jean R. Feinglass
                                            General Partner

WITNESS:                                    TENANT:
                                            CARNEGIE INTERNATIONAL ORPORATION

                                            By:  /s/ E. David Gable   (SEAL)
                                            -----------------------
                                            NAME: E. DAVID GABLE

                                            TITLE:  CHAIRMAN